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EX-99.906CERT


                                 EXHIBIT 11 (b)
                          RULE 30a-2(b) CERTIFICATIONS

         In connection with the Report of Cohen & Steers Select Utility Fund, Inc. (the "Company") on Form N-CSR as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert H. Steers, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 'SS'1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Robert H. Steers
                                                     ---------------------------
                                                     Robert H. Steers
                                                     Chief Executive Officer
                                                     Date: August 25, 2004

                                 EXHIBIT 11 (b)
                          RULE 30a-2(b) CERTIFICATIONS

         In connection with the Report of Cohen & Steers Select Utility Fund, Inc. (the "Company") on Form N-CSR as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin Cohen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 'SS'1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Martin Cohen
                                                     ---------------------------
                                                     Martin Cohen
                                                     Chief Financial Officer
                                                     Date: August 25, 2004